Exhibit 99.2

FOR IMMEDIATE RELEASE

Village Farms International to Acquire All Pure Sunfarms’ Shares it Does Not

Currently Own – Will Own 100% of Canada’s Premier Cannabis Supplier

Upon Completion of Transaction

Vancouver, British Columbia, September 8, 2020 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF; TSX: VFF) today announced it has entered into a definitive purchase and sale agreement with Emerald Health Therapeutics, Inc. (“Emerald”) to acquire 36,958,500 common shares of Pure Sunfarms Corp. (“Pure Sunfarms”) owned by Emerald, representing approximately 41.3% of the issued and outstanding common shares of Pure Sunfarms (the “Pure Sunfarms Transaction”). Upon completion of the Pure Sunfarms Transaction, Village Farms will own 100% of the common shares of Pure Sunfarms. The total purchase price of C$79.9 million (US$61.0 million) will be satisfied through a C$60.0 million (US$45.8 million) cash payment and a C$19.9 million (US$15.2 million) promissory note due six months from the closing date of the Pure Sunfarms Transaction. The Pure Sunfarms Transaction will be immediately accretive to Village Farms’ net income.

“With this transaction, Village Farms and its shareholders will fully participate in the financial success of Canada’s premier cannabis supplier, and Village Farms will be able to fully leverage the success of Pure Sunfarms, as well as our decades of experience and deep organizational capabilities, for our cannabis and CBD ambitions in the U.S and selected markets internationally,” said Michael DeGiglio, CEO, Village Farms. “Our ownership of all of Pure Sunfarms is a major next step in building on Village Farms’ foundation as one of North America’s leading, vertically-integrated produce suppliers to become a diversified, plant-based consumer packaged goods business to expand into high value, high-growth opportunities in legal cannabis and CBD.”

“As the low-cost greenhouse cannabis producer in Canada, Pure Sunfarms has generated seven consecutive quarters of positive EBITDA and six consecutive quarters of net income, and with high-quality products that consumers want at an affordable price, remains the leading dried flower brand with the OCS since launching its branded retail products1. Owning the entirety of this coveted asset comes at an opportune time as Pure Sunfarms, looking to leverage its dried flower success, has just started to roll out its cannabis 2.0 products based on the very same value proposition that has resonated so well with dried flower consumers. As Village Farms’ single largest shareholder, I am thrilled to bring this transaction to fruition, and look forward to the additional opportunities that it creates for our Company going forward.”

For the six-month period ended June 30, 2020, Pure Sunfarms generated total net sales of C$30.9 million, with gross margin of 44%, net income of C$9.6 million and EBITDA of C$9.2 million. Retail branded sales volumes for the second quarter of 2020 increased 89% compared to the first quarter of 2020. In August 2020, Pure Sunfarms was the top-selling brand of dried flower products with the Ontario Cannabis Store (“OCS”), the provincial wholesaler and only online retailer in Canada’s most populous province1. Since launching its retail branded products last fall, Pure Sunfarms is the top-selling brand of dried flower products2 with the OCS, with a market share (by kilograms sold) of 13.4%.

The Pure Sunfarms Transaction, which is subject to customary closing conditions, approval by Pure Sunfarms’ and Village Farms’ lenders and approval by Emerald shareholders, is expected to be completed in late October 2020. Upon completion of the Pure Sunfarms Transaction, the existing Pure Sunfarms shareholders agreement between Village Farms and Emerald will terminate, Pure Sunfarms’ management and employees will become part of the Village Farms organization and Village Farms will immediately begin fully consolidating the financial results of Pure Sunfarms. With the date of closing of the Pure Sunfarms Transaction expected to occur after conclusion of Village Farms’ third quarter of 2020, Village Farms’ financial results for the three and nine months ended September 30, 2020 will continue to reflect Village Farms’ 58.3% ownership of Pure Sunfarms as an investment in a joint venture.

Origin Merchant Partners acted as financial advisor to Village Farms for the Pure Sunfarms Transaction.

Notes

1. By dollars sold. Data is based on calculations by Pure Sunfarms from sales information provided by the Ontario Cannabis Store (OCS).

2. By both dollar sales and kilograms sold. For 11-month period ended August 31, 2020. Data is based on calculations by Pure Sunfarms from sales information provided by the Ontario Cannabis Store (OCS).

About Village Farms International, Inc.

Village Farms is one of the largest and longest-operating greenhouse growers in North America, and is leveraging its decades of experience as a large-scale, low-cost intensive agriculture and vertically integrated produce supplier to pursue high-value, high-growth plant-based Consumer Packaged Goods opportunities in cannabis and CBD in North America and selected markets internationally.

In Canada, British-Columbia-based Pure Sunfarms is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer, one of the best-selling brands, and has generated profitability for six consecutive quarters.

In the U.S., subject to compliance with all applicable U.S. federal and state laws, Village Farms is pursuing a strategy to become a leading developer and supplier of branded and white-labeled CBD products targeting “big box” and other major retailers and consumer packaged goods companies, and with one the largest greenhouse operations in country, is well positioned for the potential federal legalization of high-THC cannabis.

Internationally, Village Farms is strategically targeting selected, nascent, legal cannabis and CBD opportunities with significant long-term potential, with an initial focus on the Asia-Pacific region through its investment in Australia-based Altum International.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is subject to the safe harbor created by those sections. This press release also contains “forward-looking information” within the meaning of applicable Canadian securities law. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. Forward-looking statements may relate to the Company’s future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable industry or the cannabis industry are forward-looking statements. In some cases, forward-looking information can be identified by such terms as “outlook”, “may”, “might”, “will”, “could”, “should”, “would”, “occur”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “try”, “estimate”, “predict”, “potential”, “continue”, “likely”, “schedule”, “objectives”, or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this press release are subject to risks that may include, but are not limited to: the closing of the Pure Sunfarms Transaction; our limited operating history, including that of our Pure Sunfarms Corp. joint venture for the production of cannabis in Canada (our “Joint Venture”) and our start-up operations of growing hemp in the United States; the legal status of our Joint Venture; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp and agricultural businesses; the ability of our Joint Venture to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and licenses (e.g., our Joint Venture’s ability to obtain licenses for its Delta 2 greenhouse facility as well as additional licenses under the Canadian Act Respecting Cannabis To Amend to the Controlled Drugs and Substances Act, the Criminal Code and other Acts, S.C. 2018, c. 16 (Canada) for its Delta 3 greenhouse facility), and changes in our regulatory requirements; risks relating to conversion of our greenhouses to cannabis production for our Joint Venture; risks related to rules and regulations at the U.S. federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing and developing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this press release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, that may cause the Company’s or the industry’s actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company’s filings with securities regulators, including our most recent Annual Report on Form 10-K, our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each of which is available at www.sec.gov, as well as our filings on SEDAR, available at www.sedar.com. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to the COVID-19 pandemic, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Lawrence Chamberlain

Investor Relations

(416) 519-4196

lawrence.chamberlain@loderockadvisors.com